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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Compuware Corporation on Form S-8 of our reports dated May 16, 1996, appearing in the Annual Report on Form 10-K of Compuware Corporation for the year ended March 31, 1996.

DELOITTE & TOUCHE LLP



November 27, 1996
Detroit, Michigan